Filed pursuant to Rule 497(e)
File Nos. 333-89822 and 811-21114

Important Notice Regarding Change in Investment Policy

PROSHARES TRUST

(the “Trust”)

ProShares RAFI Long/Short and ProShares Morningstar Alternatives Solution ETF (each a “Fund” and together the “Funds”)

Supplement dated December 22, 2015

to the Funds’ Summary Prospectuses, Statutory Prospectus and Statement of Additional Information dated October 1, 2015, each as supplemented or amended

Effective on or about February 29, 2016, the underlying index for ProShares RAFI Long/Short will change from the RAFI US Equity Long/Short Index to the FTSE RAFI US 1000 Long/Short Total Return Index (the “New Index”).

The New Index allocates an aggregate equal dollar amount to both long and short equity positions. The long equity positions consist of the FTSE RAFI US 1000 Total Return Index, and the short equity positions consist of the Russell 1000 Total Return Index. By going long a “fundamental” index and short a market cap index, the Index seeks to capitalize on a theory that traditional index weighting based on market capitalization results in overweighting of over-priced securities and underweighting of under-priced securities.

ProShares RAFI Long/Short’s investment policy will be changed to reflect the change in its underlying Index. Specifically, effective as of the start of trading on or about February 29, 2016, the following changes will take effect:

	Current	New
Fund Name	ProShares RAFI Long/Short	ProShares RAFI Long/Short
Index Name	RAFI US Equity Long/Short Index	FTSE RAFI US 1000 Long/Short Total Return Index
Investment Policy	The Fund seeks investment results, before fees and expenses, that track the performance of the RAFI US Equity Long/Short Index	The Fund seeks investment results, before fees and expenses, that track the performance of the FTSE RAFI US 1000 Long/Short Total Return Index.

The above changes impact ProShares Morningstar Alternatives Solution ETF insofar as ProShares RAFI Long/Short is one of seven ETFs that constitute the Morningstar Diversified Alternatives Index which ProShares Morningstar Alternatives Solution ETF tracks.

Please retain this supplement for future reference.